------------------------------------------------------------------------
------------------------------------------------------------------------

            UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                 -------------------------------

                             FORM 8-K



                          CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  December 2, 1998
                                                     ----------------


                       SEROLOGICALS CORPORATION
------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


         Delaware          0-26126                 58-2152225
------------------------------------------------------------------------
    (State of other      (Commission            (IRS Employer
      jurisdiction)      file number)         Identification No.)


         780 Park North Blvd.
              Suite 110
         Clarkston, Georgia                        30021
------------------------------------------------------------------------
 (Address of Principal executive offices)       (Zip code)

Registrant's telephone number, including area code:  (404) 296-5595
                                                     --------------


       (Former name or former address, if changed since last report)




------------------------------------------------------------------------
------------------------------------------------------------------------




Item 5.    Other Events

          On December 2, 1997, Serologicals Corporation issued a press release, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it had entered into an agreement to purchase substantially all of the net assets of the Pentex Blood Proteins Business unit of Bayer Corporation's Diagnostic Business Group.





Item 7.    Financial Statements and Exhibits

           a)  Exhibits

                99.1  Press Release of the Company dated December 2, 1998








                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Serologicals Corporation
                                        (Registrant)



Date:   December 4, 1998          By:  /s/ Russell H. Plumb
                                       ------------------------------
                                       Russell H. Plumb
                                       Vice President/Chief Financial
                                       Officer (Principal Financial and
                                       Accounting Officer)